UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2020

ALL STATE PROPERTIES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12895	47-2653358
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Glenwood Drive
Liverpool, N.Y. 13090
(Address of principal offices)

(315) 451-7515
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) unde the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Security Holders.

On April 27, 2020, the District Court in Clark County Nevada issued a Default Judgement against defendants Wayne Mower, Robert Kroff and Joseph Moretti stating that their actions including authorizing a 7,500 for 1 reverse stock split of the Registrant were neither authorized nor permitted.  The Court stated that the Defendants were not authorized to engage in a reverse stock split. Neither did these Defendants had any ownership or management interest in the company.  The Court stated that these Defendants acted with clear disregard of the rights of the shareholders and management.  That these Defendants conspired to deprive the shareholders, of their interest in the company.  The Court Concluded that the acts of these Defendants were those of fraudulent rogue actors without any authority.

The facts of this case were as follows.  the Registrant was owned previously by Greenwich Holding, LLC.  That in, 2008, Greenwich, entered into an agreement with Belmont Partners, LLC, a Virginia limited liability company ("Belmont") whereby Belmont agreed to purchase a control block in the Registrant in consideration of $220,000. According to the Court, said consideration was never paid by Belmont to Greenwich.  Between 2009 and 2012, Belmont involved MB Consulting Services LLC as part of the management of the Registrant. During this time MB Consulting Services gained access to the business registration codes necessary to make public filings.  On July 9, 2012, Defendant Joseph Moretti was appointed as a Director and as CEO of the Registrant. On June18, 2013, Mr. August Liguori was appointed Director.  On or about January 4, 2016, Defendant Wayne Mower purported to make an 8-K filing with the SEC on behalf of the Registrant reporting that Joseph Moretti resigned as a director and CEO on November 1, 2015. Further, the report stated. Wayne Mower was appointed as Interim Chief Financial Officer and Director by Defendant Robert Kropf majority shareholder. Finally, the report stated that "The company’s Board of Directors has also resolved to authorize up to a 7,500 for 1 reverse stock split".  As the Court stated, these Defendants were not authorized to take control of the Registrant, nor engage in the reverse stock split, nor did these Defendants had any ownership or management interest in the company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit Index

Exhibit No.	Description:
10.1	Default Judgement dated April 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2020	All State Properties Holdings, Inc.

By: /s/ Joseph Passalaqua
Joseph Passalaqua, Chief Executive Officer